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                                                                  EXHIBIT 23.02


                         INDEPENDENT AUDITORS' CONSENT




The Board of Directors of
  Guilford Pharmaceuticals, Inc.:


        We consent to the use of our report included herein and to the reference to our firm under the headings "Selected Consolidated Financial Data" and "Experts" in the prospectus.


                                                    /s/ KPMG Peat Marwick LLP
Baltimore, Maryland                                 KPMG Peat Marwick LLP
March 14, 1997